UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

Ohr Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-88480	#46-5622433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On October 20, 2014, the registrant issued a press release concerning the presentation of additional positive clinical data from the IMPACT study at the 2014 American Academy of Ophthalmology Annual Scientific Meeting, in Chicago, Illinois. The IMPACT study is a nine month phase II clinical trial evaluating Squalamine Eye Drops (OHR-102) for the treatment of the wet form of age-related macular degeneration (wet AMD). A copy of the press release is being furnished as exhibit 99.1 to Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated October 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.

By:	/s/ Irach Taraporewala
Dr. Irach Taraporewala, President and CEO
Dated:	October 20, 2014